LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 12, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED SEPTEMBER 30, 2012, OF

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

The following supplements the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Manager – Other Accounts Managed by the Portfolio Manager” and is as of December 12, 2012:

Other Accounts Managed by the Portfolio Managers

	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in millions)
Stavros Triantafilidis	Registered Investment Companies	0	0	0	0

	Other pooled investment vehicles	4	484	1	24.5

	Other accounts	5	857	0	0

Michael Bourke	Registered Investment Companies	0	0	0	0

	Other pooled investment vehicles	4	484	1	24.5

	Other accounts	5	857	0	0

Eric Curiel	Registered Investment Companies	0	0	0	0

	Other pooled investment vehicles	4	484	1	24.5

	Other accounts	5	857	0	0

The following supplements the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Manager – Portfolio Manager Securities Ownership” and is as of December 12, 2012:

Portfolio Managers	Dollar Range of Ownership of Securities ($)
Stavros Triantafilidis	0
Michael Bourke	0
Eric Curiel	0

The following replaces the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Manager – Portfolio Manager Compensation Structure”:

Portfolio Managers Compensation Structure

Esemplia investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

Esemplia has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio managers. Each investment professional works as part of an investment team. The Plan is designed to align the objectives of Esemplia investment professionals with those of fund shareholders and other Esemplia clients. Under the Plan, a base incentive pool is established each year comprising a fixed floor with an additional incremental pool calculated based upon a percentage of Esemplia’s revenue. The firm’s revenues are typically expected to increase or decrease depending on the firm’s investment performance as well as inflows and outflows.

The allocation of the incentive pool is then adjusted to reflect its ranking among a peer group of other investment managers in the industry and Esemplia’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to the fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). The peer group of investment managers is defined by the product style/ type, vehicle type and geography and selected by independent vendors that track and provide relevant peer group performance and ranking data. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor.

The incentive pool may also be adjusted based on other qualitative factors. The allocation of the incentive pool is a matter to be considered by Esemplia’s remuneration committee with input and recommendations as appropriate within the firm.

A minimum 15% of an eligible employee’s annual incentive compensation is subject to deferral and vests over a period of four years, 25% in each year.

Please retain this supplement for future reference.

LMFX015196

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